UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------


                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             November 30, 2006

                             -----------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                         0-14690                    47-0648386
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation)                          Number)         Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
           AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      On December 4, 2006, Werner Enterprises, Inc. (the "Company") amended its $125.0 million bank credit facility with Wells Fargo Bank, National Association. This sixth amendment to the original credit agreement dated May 16, 2003, as amended, increased the credit facility to $175.0 million and removed the clause that called for a reduction in the maximum facility amount on December 31, 2007. Any amounts that may be borrowed pursuant to this facility bear interest at a variable rate based on the London Interbank Offered Rate and would be due and payable in full on or before May 31, 2011. The amendment also modified the definition of total funded debt for purposes of calculating the maximum ratio of total funded debt to earnings before interest, income taxes, depreciation, and amortization.

     As of December 4, 2006, the Company had outstanding borrowings of $50.0 million under this facility, and the credit available is reduced by $39.2 million in letters of credit the Company maintains. The Company's total outstanding debt as of December 4, 2006 is $90.0 million, which includes borrowings of $40.0 million under its $100.0 million credit facility with Harris, N.A.


ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On November 30, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Werner Enterprises, Inc. (the "Company") approved the following annual discretionary bonuses to be paid on December 4, 2006 to the Company's principal executive officer, principal financial officer, and other named executive officers:


       Name                            Title                       Bonus
-------------------   -----------------------------------------   --------
Clarence L. Werner    Chairman of the Board and Chief
                      Executive Officer                           $350,000
Gary L. Werner        Vice Chairman                               $230,000
Gregory L. Werner     President and Chief Operating Officer       $350,000
Daniel H. Cushman     Senior Executive Vice President and
                      Chief Marketing Officer                     $245,000
Derek J. Leathers     Senior Executive Vice President -
                      Value Added Services, International         $230,000
John J. Steele        Executive Vice President, Treasurer
                      and Chief Financial Officer                  $80,000


                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      December 6, 2006             By:  /s/ John J. Steele
           ----------------                  ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      December 6, 2006             By:  /s/ James L. Johnson
           ----------------                  ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary